January 4, 2005


                                     TOUCHSTONE
                                     INVESTMENTS

                        Touchstone Large Cap Growth Fund
                         Touchstone Emerging Growth Fund
                        Touchstone Small Cap Growth Fund
                        Touchstone Micro Cap Growth Fund

                  Supplement to Prospectus Dated August 1, 2004

         The Board of Trustees of Touchstone Strategic Trust has approved a proposal to amend the fee schedule to the investment advisory agreement for the Touchstone Large Cap Growth Fund (the "Fund"). The proposal is subject to approval by the Fund's shareholders.

         Under the current fee arrangement, the Fund pays Touchstone Advisors, Inc. (the "Advisor") a fee of 0.75% of the first $200 million of average net assets, 0.70% of the next $300 million of average net assets and 0.50% on assets over $500 million. The existing fee arrangement causes the Advisor to incur losses once the Fund's assets exceed the $500 million threshold due to (1) the 0.40% fee the Advisor pays Navellier & Associates, Inc. for the sub-advisory services provided to the Fund and (2) the expenses incurred by the Advisor in performing services for the Fund. Under the proposed fee arrangement, the Fund would pay the Advisor a fee of 0.75% of the first $200 million of average net assets, 0.70% of the next $800 million of average net assets and 0.65% on assets over $1 billion.

           If the proposal is approved, there will be no immediate effect on Fund expenses and the 0.70% fee paid to the Advisor would continue to be paid since the Fund's assets are currently above $200 million and below $500 million. The long- term effect of the proposal is that the Fund's assets would need to reach $1 billion, instead of $500 million, before the next reduction in the advisory fee rate.

         The Fund's shareholders of record as of December 27, 2004 will be asked to vote on the change in the advisory fee schedule at a meeting scheduled for February 25, 2005.


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                                                             January 4, 2005


                                   TOUCHSTONE
                                   INVESTMENTS

                   Touchstone Large Cap Growth Fund - Class I

                 Supplement to Prospectus Dated November 9, 2004

           The Board of Trustees of Touchstone Strategic Trust has approved a proposal to amend the fee schedule to the investment advisory agreement for the Touchstone Large Cap Growth Fund (the "Fund"). The proposal is subject to approval by the Fund's shareholders.

           Under the current fee arrangement, the Fund pays Touchstone Advisors, Inc. (the "Advisor") a fee of 0.75% of the first $200 million of average net assets, 0.70% of the next $300 million of average net assets and 0.50% on assets over $500 million. The existing fee arrangement causes the Advisor to incur losses once the Fund's assets exceed the $500 million threshold due to (1) the 0.40% fee the Advisor pays Navellier & Associates, Inc. for the sub-advisory services provided to the Fund and (2) the expenses incurred by the Advisor in performing services for the Fund. Under the proposed fee arrangement, the Fund would pay the Advisor a fee of 0.75% of the first $200 million of average net assets, 0.70% of the next $800 million of average net assets and 0.65% on assets over $1 billion.

           If the proposal is approved, there will be no immediate effect on Fund expenses and the 0.70% fee paid to the Advisor would continue to be paid since the Fund's assets are currently above $200 million and below $500 million. The long- term effect of the proposal is that the Fund's assets would need to reach $1 billion, instead of $500 million, before the next reduction in the advisory fee rate.

         The Fund's shareholders of record as of December 27, 2004 will be asked to vote on the change in the advisory fee schedule at a meeting scheduled for February 25, 2005.